SCHEDULE 14A
                                 (RULE 13a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14A-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     Premier Development & Investment, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14-a6(i)(1) and 0-11

(1)     Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

(2)     Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

(4)     Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

(5)     Total fee paid:

------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

------------------------------------------------------------------------------

(2)     Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------------

(3)     Filing Party:

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(4)     Date Filed:

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                     PREMIER DEVELOPMENT & INVESTMENT, INC.

                                [Premier Logo]

                    Notice of Annual Meeting of Stockholders
                            to be held April 21, 2005


To the Stockholders of Premier Development & Investment, Inc.:

PLEASE TAKE NOTICE that the Annual Meeting of the Stockholders of Premier Development & Investment, Inc. will be held on April 21, 2005 at 9:00AM Eastern Standard Time (EST) at the Players Grille Restaurant and Bar, 1605-145 State Rd. #220, Orange Park, Florida 32003 (Phone: 904-264-4633). The meeting will convene at 9:00AM Eastern Standard Time (EST) for the following purposes:

(1)     For the election of directors;

(2) To ratify the selection of Baumann, Raymondo & Company, PA as its independent auditor for the fiscal year ending December 31, 2005; and

(3) For the transaction of such other business as may properly come before this meeting.

The transfer books of the Company will not be closed, but only stockholders of record at the close of business on March 1, 2005 will be entitled to vote at the meeting or any adjournment thereof.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTENT THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELEOPE TO ASSURE

YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE TO THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors, February 22, 2005:



/s/ Eric R. Boyer                         /s/ Andrew L. Jones
Eric R. Boyer                             Andrew L. Jones
President and CEO                         Treasurer and Secretary


                                 PROXY STATEMENT

                     PREMIER DEVELOPMENT & INVESTMENT, INC.

This Proxy Statement is furnished to the stockholders of Premier Development & Investment, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors (the "Board") to be voted at the Annual Meeting of Stockholders ("Annual Meeting") on April 21, 2005 for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement, Notice of Meeting, the related proxy card/ballot and Annual Report are being mailed to stockholders beginning on or about March 10, 2005. The Company's principal place of business is 2708 Fairmount Street, Suite 100, Dallas, Texas 75201 and its telephone number is (813) 932-6822.


                                   RECORD DATE

     The Board has fixed the close of business on March 1, 2005 as the record date for the 2005 Annual Meeting. Only stockholders of record on that date will be entitled to vote at the meeting in person or by proxy.


                                     PROXIES

     The proxy named on the enclosed proxy card/ballot was appointed by the Board to vote the shares represented by the proxy card/ballot. Upon receipt by the Company of a properly signed and dated proxy card/ballot, the shares represented thereby will be voted in accordance with the instructions on the proxy card/ballot. If a stockholder does not return a signed proxy card/ballot, his or her shares cannot be voted by proxy. Stockholders are urged to mark the ovals on the proxy card/ballot to show how their shares are to be voted. If a stockholder returns a signed proxy card/ballot without marking the ovals, the shares represented by the proxy card/ballot will be voted as recommended by the Board herein and in the proxy card/ballot. The proxy card/ballot also confers discretionary authority to the proxy to vote on any other matter not presently known to management that may properly come before the meeting. Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted or
(iii) by such person(s) voting in person at the 2005 Annual Meeting.

                                  VOTING SHARES

     On the record date, there were 68,424,069 shares of common stock, class A, $0.00002 outstanding and entitled to vote ("Common Stock"). Each share of Common Stock is entitled to one vote. The holders in person or by proxy of a majority of the total number of the shares of Common Stock shall constitute a quorum for purposes of the 2005 Annual Meeting.


                       PROPOSAL I.  ELECTION OF DIRECTORS

                  THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL I.

     At the Meeting, two (2) directors are to be elected who shall hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

     It is intended that the shares represented by the accompanying proxy will be voted at the 2005 Annual Meeting for the election of nominees Eric R. Boyer and Andrew L. Jones as the Company's two (2) directors, unless the proxy specifies otherwise. Each nominee has indicated his willingness to serve as a member of the Board, if elected.

     If, for any reason not presently known, either Messrs. Boyer and/or Jones will not be available for election at the time of the 2005 Annual Meeting, the shares represented by the accompanying proxy may be voted for the election in his/their stead of substitute nominee(s) designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees.

     Assuming the presence of a quorum, to be elected a nominee must receive the affirmative vote of the holders of a plurality of the Common Stock present, in person or by proxy, at the 2005 Annual Meeting.


                            DIRECTORS OF THE COMPANY

     The following information relates to the nominees named above and to the other persons whose terms as directors will continue after the 2005 Annual Meeting.

                                                                      Director
       Name          Age    Position                                   Since
       ----          ---    --------                                  --------
Eric R. Boyer        35     Co-Founder, President, Chief Executive     2001
                            Officer and Director

Andrew L. Jones      30     Chairman, Secretary and Treasurer          2002

     Our Board of Directors is comprised of only one class of director. Each director is elected to hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. Officers are elected annually by the Board of Directors and hold office until successors are duly elected and qualified. The following is a brief account of the business experience of each of our directors and executive officers. There is no family relationship between any director or executive officer.

ERIC BOYER is one of our co-founders and has served as a Director since our inception in March 2001. He became our President and Chief Executive Officer in April 2002. Prior to assuming his executive duties at Premier, Mr.
Boyer worked at Griff's Landing in Frederick, Maryland, a casual dining downtown restaurant and bar. Prior to taking on his responsibilities at Premier and Griff's Landing in November 2001, Mr. Boyer spent more than 12 years in the advertising and television industry. He remains a partner and Senior Editor at Prism Digital Post, a company he help co-found in March
2000 in Alexandria, Virginia. Mr. Boyer's creativity has been utilized in many national advertising and market campaigns and can still be seen today. Mr. Boyer's duties include editing and creative input on all phases of production. He also has approval of all new purchases and installation of equipment. Prior clients include Choice Hotels, Arby's, Southwest
Airlines, Southwestern Bell, Bell Atlantic, Ponderosa Restaurants, Texas and Maryland tourism departments, and a broad spectrum of political races around the country. Mr. Boyer also does some subcontracting work for the major networks for special events across the country such as O's TV
(Baltimore Orioles special programming), Presidential Inaugurals for NBC, and the Antiques Road Show on the Public Broadcast System (PBS). Before co-founding Prism, Mr. Boyer worked as a freelance editor through a temporary agency for broadcast and production professionals called the International Creative Alliance (ICA), which he is still a member. As a freelance editor he traveled the country editing and training people on equipment usage. Prior to his freelance work, Mr. Boyer worked as a Senior Editor at 501 Group in Austin, Texas between February 1997 and February
1999. In December 2003, Mr. Boyer co-founded Pegasus Air Group, Inc., a development stage company involved in the aircraft maintenance and charter services. He currently serves as the Secretary and Treasurer of Pegasus.

ANDREW JONES has been a director since April 2002. Prior to becoming a full director Mr. Jones had been a member of our Advisory Board since May 2001. Mr. Jones is a Texas-licensed attorney, is President of Xpect Debt Collection Services, a nationwide debt collection company, President of Law On Order, a nationwide employee benefit lawyer referral company, and President of Law Office of Andrew L. Jones, P.C., a Dallas-based business law firm serving clients nationwide. Mr. Jones also serves as a member of the Board of Directors of Stag Financial Group, Inc., an international management and financial consulting firm. In December 2003, Mr. Jones co-founded Pegasus Air Group, Inc., a development stage company involved in the aircraft maintenance and charter services. He currently serves as the President and Chief Executive Officer of Pegasus. Mr. Jones, a past President of the North Dallas Bar Association, holds the degree of Bachelor of Arts in Government from the University of Texas at Austin and the degree of Juris Doctor from Baylor University School of Law.


                          BOARD AND COMMITTEE MEETINGS

     During the fiscal year ended December 31, 2004 the Board held ten (10) meetings.

     The Board does not have any active committees or sub-committees.


                 PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

     The following table present certain information as of March 1, 2005 regarding the beneficial ownership of our common stock by:

- each person or entity known by us to own beneficially 5% or more of our issued and outstanding common stock;

-     each of our directors; and

-     all of our directors and executive officers as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined. Each beneficial owner's percentage ownership is determined by dividing the number of shares beneficially owned by that person by the number of outstanding shares, increased to reflect the beneficially-owned shares underlying options, warrants or other convertible securities included in that person's holdings, but not those underlying shares held by any other person. As of March 1, 2005 we had 68,424,069 shares issued and outstanding.

Except as otherwise indicated in the notes to the table,

     - we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners; and

     - the address of each beneficial owner listed in the table, except where otherwise noted, is c/o Premier Development & Investment, Inc., 2708 Fairmount Street, Suite 100, Dallas, Texas 75201


                                             Shares
                                          Beneficially  Percentage
Directors and Executive Officers:             Held        Owned
---------------------------------         ------------  ----------
Eric R. Boyer (1)                            3,000,050       4.3%
Andrew L. Jones (2)                          2,425,050       3.5%
All directors and officers as a group
  (2 persons)                                5,425,100       7.6%

Five Percent Stockholders
-------------------------

Stag Financial Group, Inc.
  P. O. Box 23542
  Tampa, FL  33623                          12,072,069      17.6%



(1) Represents (a) 1,250,050 shares of our common stock, (b) 250,000 shares (125,000 individually) of our common stock gifted to minors William Owen and Sally Owen, relatives of Mr. Boyer's, and (c) 1,500,000 shares of our common stock issuable upon exercise of vested stock options.

(2) Represents (a) 925,050 shares of our common stock and (b) 1,500,000 shares of our common stock issuable upon exercise of vested stock options.

                                   MANAGEMENT

     All of the Company's executive officers serve a term of one year or until their successors are elected or appointed and qualified. Our current directors, executive officers and key management personnel, including their ages and respective positions as of March 1, 2005, are as follows:

                                                                      Director
       Name          Age    Position                                   Since
       ----          ---    --------                                  --------
Eric R. Boyer        35     Co-Founder, President, Chief Executive     2001
                            Officer and Director

Andrew L. Jones      30     Chairman, Secretary and Treasurer          2002


See Proposal I. Election of Directors for biographical information on each member of management.


                                  COMPENSATION

     The following table sets forth the compensation paid during the fiscal year ending December 31, 2004, which includes all compensation paid since our inception on March 29, 2001 to our Chief Executive Officer and each of our other executive officers and directors. No person has received compensation equal to or exceeding $100,000 nor have any bonuses been awarded since our inception on March 29, 2001. Furthermore, all of our executive officers and directors have agreed to forgo any and all types of cash compensation during the current fiscal year ending December 31, 2005.

                                Annual Compensation           Awards           Payouts
                                -------------------           ------           -------
                                               Other               Securities             All
                                              Annual   Restricted  Underlying            Other
Name and                                      Compen-    Stock      Options/    LTIP     Compen-
Principal                    Salary    Bonus  sation    Award(s)     SAR's     Payouts   sation
Position             Year      ($)      ($)     ($)       ($)         (#)        ($)     ($)(1)
------              ------   -------  ------  -------  ----------  ----------  -------  -------
Eric R. Boyer      2004      -0-      -0-       -0-      -0-       -0-         -0-      -0-
 President,        2003      -0-      -0-       -0-      -0-       -0-         -0-      -0-
 And CEO           2002      -0-      -0-       -0-      -0-       -0-         -0-      -0-
                   2001      -0-      -0-     2,500(2) 500(3)      -0-         -0-      -0-

Andrew L. Jones    2004      -0-      -0-       -0-      -0-       -0-         -0-      -0-
 Chairman,         2003      -0-      -0-       -0-      -0-       -0-         -0-      -0-
 Secretary and     2002      -0-      -0-       -0-      -0-       -0-         -0-      -0-
 Treasurer



(1) None of the named executive officers received perquisites and other personal benefits, securities or property in excess of the lesser of $50,000 or 10% of such officer's total annual salary and bonus.

(2) Includes an unrealized gain of $2,500 from the exercise of 250,000 in-the-money options; based on the difference in exercise price of $0.05 a share versus the latest $0.06 price per share paid by the Company in a private acquisition.

(3) Includes a one-time grant of 500,000 shares of our common stock issued as compensation for serving on our Board of Directors valued at $0.001 a share, or $500.

Option Grants During the Fiscal Year

     There were no stock options awarded during the fiscal year ended December 31, 2004:

Option Exercises and Holdings

     The following table provides summary information regarding option exercises during the fiscal year ended December 31, 2004 and the value of options held as of December 31, 2004 by our Chief Executive Officer, executive officers and directors:

                                                                            Value of
                                                          Number of      Unexercised In-
                                                         Unexercised        The-Money
                                                        Options as of     Options at
                        Shares                        fiscal year-end    fiscal year-end
Name and Principal   Acquired on       Value ($)      (#) Exercisable/   ($)Exercisable/
Position             Exercise (#)       Realized       Unexercisable(1)   Unexercisable
------------------   ------------      ---------       --------------    ---------------
Eric R. Boyer
 President,
 And CEO                 -0-             $-0-          1,500,000/-0-           $-0-

Andrew L. Jones
 Chairman                -0-             $-0-          1,500,000/-0-           $-0-


(1) Number of securities underlying options and exercise prices have been adjusted to reflect a 50-for-1 forward stock split on April 11, 2003.


Employment Agreements

     We have not entered into any employment agreements with any of our employees. All future employment arrangements are subject to the discretion of our Board of Directors.


Employee Stock Ownership Program (ESOP)

     We have not established any form of an employee stock ownership program
(ESOP), including stock option, retirement, incentive, defined benefit, actuarial, pension or profit-sharing programs for the benefit of our executive officers, directors or other employees. It is possible that our Board of Directors may recommend the adoption of one or more such programs during the current fiscal year ending December 31, 2005.

                           FIVE YEAR PERFORMANCE GRAPH

     Our common stock, class A, $0.00002 par value is quoted on the OTC Bulletin Board market under the trading symbol "PDVN". The following table sets forth, for each quarter period since our stock began trading on December 20, 2002 and the first quarter of 2005, the high and low sales prices as reported by the National Association of Securities Dealers (NASD).


Year Ending:                       Quarter Ending                      High               Low
-------------------------          -----------------------         -------------     -------------

December 31, 2002(1)               Fourth Quarter (2)                  -0-                -0-

December 31, 2003                  First Quarter (3)                  $0.22              $0.02
                                   Second Quarter                     $0.20              $0.02
                                   Third Quarter                      $0.30              $0.04
                                   Fourth Quarter                     $0.69              $0.03

December 31, 2004                  First Quarter (3)                  $3.30              $0.61
                                   Second Quarter                     $1.90              $1.00
                                   Third Quarter                      $1.50              $0.91
                                   Fourth Quarter                     $1.22              $0.90

December 31, 2005                  First Quarter (through
                                   March 1, 2004)                     $1.70              $0.91



(1) Premier's common stock began trading on the OTC Bulletin Board under the trading symbol "PDVN" on December 20, 2002.

(2) Premier's common stock did not trade during the fiscal year ending December 31, 2002.

(3) Adjusted to reflect a fifty-for-one stock split effective April 11, 2003.


     As of March 1, 2005 23 NASD market making firms were quoting our common stock on the OTC Bulletin Board market. Our common stock had a closing price of $1.45 a share on March 1, 2005.

     As of March 1, 2005, we had approximately 1,359 stockholders of record.

     We have never declared or paid cash dividends. We currently intend to retain all future earnings for the operation and expansion of our business and do not anticipate paying cash dividends on the common stock in the foreseeable future. Any payment of cash dividends in the future will be at the discretion of our board of directors and will depend upon our results of operations, earnings, capital requirements, contractual restrictions and other factors deemed relevant by our board.

Share Exchange Offer, Forward Stock Split and Share Cancellations

     On January 30, 2003 we announced a Share Exchange Offer to our stockholders of record. Under the terms of this Share Exchange stockholders were allowed to exchange their common stock into shares of $25 Convertible Preferred Class A stock. The exchange ratio was set for every five shares of common stock tendered stockholders would receive one share of the new preferred stock. The Share Exchange Offer expired on February 28, 2003.

     Prior to the Share Exchange Offer we had 5,350,000 shares of common stock issued and outstanding. Our stockholders tendered an aggregate of 3,675,000 shares of common stock in exchange for 735,000 shares of the new preferred stock. Our Board of Directors ordered the cancellation of the shares of common stock tendered in this Share Exchange Offer which resulted in us reducing our issued and outstanding shares of common stock to an aggregate of 1,675,000 shares.

     On April 11, 2003 we undertook a 50-for-1 forward stock split of our common stock. After the forward stock split we had 83,750,000 shares issued and outstanding. The purpose of this forward stock split was to enhance the liquidity of our common stock on the OTC Bulletin Board.

     On July 9, 2003 we cancelled 1,120,000 shares of our common stock then issued and outstanding. This reduced our issued and outstanding common stock to 82,630,000.

     On January 1, 2004 we cancelled 6,709,750 shares of our common stock then issued and outstanding and 750,000 shares of our preferred stock, class A, $0.001 par value. This reduced our issued and outstanding common stock to 75,920,250 and our issued and outstanding preferred stock to -0-.

     On June 2, 2004 we cancelled 6,741,000 shares of our common stock then issued and outstanding. This reduced our issued and outstanding common stock to 69,729,000.

     On August 18, 2004 we cancelled 2,040,049 shares of our common stock then issued and outstanding. This reduced our issued and outstanding common stock to 68,286,500.

Recent Sales of Unregistered Securities

     The remainder of the information required by this item relating to Recent Sales of Unregistered Securities is incorporated herein by reference to our Amendment No. 5 to Form SB-2 filed with the Securities and Exchange Commission on November 8, 2001 and Forms 10-QSB filed with the Commission during the fiscal years ended December 31, 2002, December 31, 2003, and December 31, 2004.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     For the fiscal year ended December 31, 2004 we did not enter into a transaction with a value in excess of $60,000 with a Director, officer, or beneficial owner of 5% or more of our capital stock, or members of their immediate families that had, or is to have, a direct or indirect material interest in us.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports and changes in ownership of such securities with the Securities and Exchange Commission and the Company. Based solely upon a review of (i) Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e), promulgated under the Exchange Act, during the Company's fiscal year ended December 31, 2004 and (ii) Forms 5 and any amendments thereto and/or written representations furnished to the Company by any Reporting Persons stating that such person was not required to file a Form 5 during the Company's fiscal year ended December 31, 2004, it has been determined that no Reporting Persons were delinquent with respect to such person's reporting obligations set forth in Section 16(a) of the Exchange Act.

Annual Auditing and Accounting Expenses

     The Board of Directors has appointed Baumann, Raymondo and Company, PA as our independent auditors for the fiscal year ended December 31, 2004. Baumann, Raymondo & Company, PA has been regularly engaged independent auditor since June 2, 2001. Prior engaging Baumann, Raymondo & Company, PA we had no independent auditors.

     Baumann, Raymondo & Company, PA are engaged only as our independent auditors. They do not perform any other accounting or consulting services to us or on our behalf. Our auditing fees during the fiscal years ended December 31, 2002, December 31, 2003, and December 31, 2004 totaled $3,932, $3,675 and
$14,030, respectively. The increase in account fees in the fiscal year ended December 31, 2004 was attributable to additional auditing costs associated with our 2004 acquisitions of Players Grille Restaurant and Bar and Countrywide Realty Services.


        PROPOSAL II.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL II.

     The firm of Baumann, Raymondo & Company, PA has served as independent auditors for the Company for the fiscal year ended December 31, 2004. The Board has appointed that firm to continue in that capacity for the fiscal year 2005 and recommends that a resolution be presented to stockholders at the 2005 Annual Meeting to ratify that appointment.

     In the event the stockholders fail to ratify the appointment of Baumann, Raymondo & Company, PA the Board will appoint other independent public accountants as auditors. Representatives of Baumann, Raymondo & Company, PA will not be present at the 2005 Annual Meeting.

                                  OTHER MATTERS

     The Board does not know of any matters that will be presented for action at the 2005 Annual Meeting other than those described above and matters incident to the conduct of the meeting. If, however, any other matters not presently known to management should come before the 2005 Annual Meeting, it is intended that the shares represented by the accompanying proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.


                              COST OF SOLICITATION

     Proxies may be solicited by directors, officers, or regular employees of the Company in person, by telephone, telegram, or other means. The cost of preparing, assembling, and mailing the proxy material and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held by record by such persons will be borne by the Company. The Company anticipates spending approximately $2,500 on these proxy expenses.


                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

     Pursuant to Securities and Exchange Commission regulations, stockholder proposals submitted for next year's proxy statement must be received by the Company no later than the close of business on November 15, 2005 to be considered. Proposals should be addressed to Andrew L. Jones, Secretary, Premier Development & Investment, Inc., 2708 Fairmount Street, Suite 100, Dallas, Texas 75201. In order to prevent controversy about the date of receipt of a proposal, the Company strongly recommends that any stockholder wishing to present a proposal submit the proposal by certified mail, return receipt requested.


                                     GENERAL

     Upon written request, the Company will provide stockholders with a copy of its Annual Report on Form 10-KSB to the Securities and Exchange Commission (including financial statements and schedules thereto) for the fiscal year ended December 31, 2004, without charge. Direct written requests to: Andrew L. Jones, Secretary, Premier Development & Investment, Inc., 2708 Fairmount Street, Suite 100, Dallas, Texas 75201.


PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD/BALLOT PROMPTLY.


                                                 /s/ Andrew L. Jones
Dallas, Texas                                    Andrew L. Jones
Date:  February 22, 2005                         Treasurer and Secretary


[line]

                               PROXY SOLICITATION


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SOLICITATION WILL BE BY MAIL.

The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own the Company's Common Stock listed in the names of nominees and will reimburse said banks and brokers for any reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mails, solicitation may be made by the employees of the Company by telephone, telegraph, cable and personal interview. The Company does not expect to pay any compensation to such persons, other than their regular compensation, for their services in the solicitation of the proxies.

BY ORDER OF THE BOARD OF DIRECTORS, FEBRUARY 22, 2005:


/s/ Andrew L. Jones
Andrew L. Jones
Treasurer and Secretary

Dallas, Texas
February 22, 2005

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND MAIL THE ACCOMPANYING PROXY TO THE FOLLOWING ADDRESS.


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                                      PROXY
                     PREMIER DEVELOPMENT & INVESTMENT, INC.
                         2708 Fairmount Street, Suite 100
                              Dallas, Texas  75201

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PREMIER DEVELOPMENT & INVESTMENT, INC.

The undersigned hereby appoints Eric R. Boyer and Andrew L. Jones, or either of them (with full power to act along and to designate substitutes), proxies of the undersigned, with authority to vote and act with respect to all shares of the Common Stock of Premier Development & Investment, Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on April 21, 2005 at 9:00AM Eastern Standard Time (EST) at the Players Grille Restaurant and Bar, 1605-145 State Rd. #220, Orange Park, Florida 32003 (Phone: 904-264-4633) and at any adjournment thereof, upon the matters noted below and upon any other matters that may properly come before the Meeting or any adjournment thereof. Said proxies are directed to vote as checked below upon the following matters, and otherwise in their discretion. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

(1)     To elect directors, the following nominees: Eric R. Boyer and Andrew L.
Jones.

(  )     For all of the foregoing nominees
(  )     WITHHOLD AUTHORITY to vote for all of the foregoing nominees
(  )     ABSTAIN

NOTE: TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT STRUCK.

(2) To ratify the selection of Baumann, Raymondo & Company, PA as the independent auditor for the fiscal year ending December 31, 2005.

(  )     Vote FOR
(  )     Vote AGAINST
(  )     ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IN THE ABSENCE OF SPECIFIC DIRECTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED AND FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS. If any further business is transacted at the Meeting, this Proxy will be voted in accordance with the best judgment of the proxies. The Board of Directors recommends a vote of FOR each of the listed propositions. This Proxy may be revoked prior to its exercise.

Note: Please sign exactly as name(s) appear on the stock certificate. An attorney, executor, administrator, trustee or guardian or other fiduciary should sign as such. ALL JOINT OWNERS MUST SIGN.


Dated: ___________________________
                                      ________________________________________
                                      Signature of Stockholder(s)



                                      ________________________________________
                                      Signature of Stockholder(s)




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